Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

7. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	December 31, 2020	December 31, 2021
Machineries and equipment	$123,889	$150,519
Buildings	39,988	41,920
Leasehold improvements	26,627	30,035
Fixtures and electronic equipment	9,086	13,848
Motor vehicles	8,073	8,507
Total	207,663	244,829
Less: accumulated depreciation	(67,043)	(88,745)
Construction in progress	57,397	96,973
Property, plant and equipment, net	$198,017	$253,057

The Group recorded depreciation expenses of $14,676, $16,097 and $19,975 for the years ended December 31, 2019, 2020 and 2021, respectively. $2,908, $567 and $2,443 impairment losses were recognized for the years ended December 31, 2019, 2020 and 2021, respectively, primarily related to the obsolete machineries and equipment as a result of technology development or product upgrade.